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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): August 25, 2000


                              Nutri/System, Inc.
                              ------------------
            (Exact name of registrant as specified in its charter)


Delaware                    0-28551                  23-3012204
------------                -------             ----------------
(State or other             (Commission         (I.R.S. Employer
jurisdiction of             File Number)       Identification No.)
incorporation)


202 Welsh Road, Horsham, Pennsylvania                                     19044
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(Address of principal executive offices)                              (Zip Code)

                                (215) 706-5300
                                --------------
             (Registrant's telephone number, including area code)


                             nutrisystem.com inc.
                             --------------------
         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets
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     On August 25, 2000, nutrisystem.com inc. entered into an Asset Purchase
Agreement with Nestle USA, Inc. pursuant to which nutrisystem.com inc. acquired certain assets relating to the Sweet Success(R) product line consisting principally of inventory, certain books and records (including product recipes) and the Sweet Success(R) registered trademark in exchange for 900,000 unregistered shares of nutrisystem.com inc. No manufacturing facilities or employees were acquired. The purchase price was determined by arms' length negotiations between nutrisystem.com inc. and Nestle USA, Inc. The Asset Purchase Agreement is included as Exhibit 99.1 to this Form 8-K Report, and reference is made to the Asset Purchase Agreement for further information. There is no relationship between nutrisystem.com inc. or any director, officer, affiliate or associate of nutrisystem.com inc. and Nestle USA, Inc. or any director, officer, affiliate or associate of Nestle USA, Inc.

     On August 28, 2000, nutrisystem.com inc. issued a press release reporting its purchase of the Sweet Success(R) diet meal replacement product line. A copy of the press release is included as Exhibit 99.2 to this Form 8-K Report.

Item 5.  Other Events.
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     On September 14, 2000, nutrisystem.com inc. changed its name to
Nutri/System, Inc.

Item 7.   Financial Statements and Exhibits.
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     (a)  Financial statements of business acquired:

          Not applicable

     (b)  Pro forma financial information:

          Not applicable

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         (c)   Exhibits:

         *99.1 Asset Purchase Agreement dated as of August 25, 2000 between nutrisystem.com inc. and Nestle USA, Inc. and related agreements

          99.2    Press release of nutrisystem.com inc. dated August 28, 2000

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*        Schedules omitted. Nutri/System, Inc. agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Nutri/System, Inc.

                                           By: /s/ Brian D. Haveson
                                               -------------------------------
                                           Brian D. Haveson,
                                           President and Chief Executive Officer

Date: October 24, 2000

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                                 EXHIBIT INDEX


Exhibit No.       Description of Exhibit
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   *99.1          Asset Purchase Agreement by and between Nestle USA, Inc. and
                  nutrisystem.com inc. dated August 25, 2000

    99.2          Press release of Nutri/System, Inc. dated August 28, 2000


* Schedules omitted. Nutri/System, Inc. agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

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